Exhibit 10.2

EXECUTION VERSION

VOTING TRUST AGREEMENT

This VOTING TRUST AGREEMENT (this “Agreement”) is made effective as of the 4th day of May, 2016 (the “Effective Date”), among FRED L. DRAKE (the “Trustee”), HEARTLAND BANCORP, INC., a Delaware corporation (the “Company”), and each of the stockholders of the Company executing a counterpart of this Agreement and depositing with the Trustee the number of shares of common stock of the Company owned by such stockholder (each a “Depositor” and collectively, the “Depositors”).

R E C I T A L S:

A.                                    Each Depositor owns shares of the outstanding voting common stock, $1.00 par value per share, and/or the series A common stock, $1.00 par value per share, of the Company (collectively, the “Common Stock”).

B.                                    Each Depositor is a member of the Drake family and desires (i) to provide for continuity in the management and control of the Company and (ii) to keep aggregated the voting and other aspects of control represented by the Common Stock, all in a manner that minimizes, to the extent possible, the regulatory Common Stock and the estate planning transfers that are undertaken within the Drake Family from time to time.

C.                                    Each Depositor is a party that certain Restated Stockholder Agreement dated as of December 28, 2006 (the “HBI Stockholder Agreement”), pursuant to which, among other things, each Depositor has agreed to cause the Company to be taxed under the provisions Subchapter S of the Internal Revenue Code of 1986, as amended (the “Code”) and limit the rights of such Depositors to transfer their interests (direct or indirect) in the Common Stock. The Parties to this agreement do not intend the execution and effectiveness of this Agreement to change or otherwise adversely impact the tax treatment or Subchapter S election of the Company or the rights of the Depositors under the HBI Stockholder Agreement.

D.                                    Each Depositor desires to enter into the voting trust arrangement established by this Agreement (the “Voting Trust”) in compliance with the HBI Stockholder Agreement and in accordance with Section 218 of the Delaware General Corporation Law (as amended, the “DGCL”).

A G R E E M E N T:

NOW, THEREFORE, in consideration of the mutual covenants herein contained and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

1.                                      Acceptance of Office; Approval of Transfer. Upon the execution of this Agreement, (i) the Trustee accepts the duties and obligations imposed upon him under this Agreement, effective immediately and (ii) the Company approves the transfer (as required under the HBI Stockholder Agreement and otherwise) of the record ownership of the Common Stock to the Voting Trust as contemplated in this Agreement. This Agreement and the trust created hereby are irrevocable and shall not terminate except as otherwise expressly provided herein. Accordingly, the holders of Voting Trust Certificates (as defined below) issued hereunder shall have no power or right to terminate this Agreement or the trust created hereby except as provided herein.

2.                                      Deposit of Stock. Upon the execution of this Agreement, each Depositor shall deposit with the Trustee and into the Voting Trust the number of shares of Common Stock set forth opposite the Depositor’s name in Exhibit A (as such Exhibit may be amended from time to time by the Trustee to reflect additional Depositors and/or their permitted assigns) to this Agreement. In addition, each Depositor on behalf of the Depositor and the Depositor’s successors in interest to the Common Stock owned by the Depositor agrees to deposit with the Trustee the certificates for any additional shares of Common Stock the Depositor may hereafter acquire. The shares so deposited will be transferred on the Company’s books into the name of the Voting Trust. In accordance with the foregoing, the Trustee is hereby authorized from time to time, in his sole discretion: (a) to accept additional shares of Common Stock of each Depositor to be held in accordance with the provisions of this Agreement; and (b) to make such further transfers of shares of Common Stock as are required by this Agreement. No person may withdraw shares of Common Stock from this Voting Trust prior to the termination of the Voting Trust, except in accordance with Section 19 of this Agreement.

3.                                      Voting Trust Certificates; HBI Stockholder Agreement. On receipt by the Trustee of the certificates for the shares of Common Stock, the Trustee shall issue to each Depositor one or more certificates (“Voting Trust Certificates”), in the form attached hereto as Exhibit B, representing the number of shares of the Common Stock deposited by such Depositor with the Trustee. If additional shares of Common Stock are deposited with the Trustee after the date hereof (including upon the issuance of Additional Stock as contemplated in Section 5 of this Agreement), the Trustee shall issue to the Depositor of those shares additional Voting Trust Certificates representing the number of shares so deposited for the avoidance of doubt, (i) the HBI Stockholder Agreement shall apply to the Voting Trust Certificates in the same manner and to the same effect as if the Voting Trust Certificates continue to be Common Stock and (ii) the Depositors, and not the Trustee, shall continue to possess all of the rights and be subject to all of the obligations as a signatory to the HBI Stockholder Agreement. Accordingly, and consistent with the foregoing, the Depositors shall continue to have the right to receive notice of, and attend, meetings of the stockholders of the company, to inspect the records of the Company as permitted pursuant to the DGCL and to approve any amendments or similar changes to the HBI Stockholder Agreement in accordance with the terms of such agreement.

4.                                      Cash Dividends and Distributions. The holders of Voting Trust Certificates issued by the Trustee shall be entitled to receive from the Voting Trust and the Trustee all cash dividends and other distributions by the Company (other than distributions of shares of capital stock of the Company) that are received by the Voting Trust and the Trustee with respect to the shares of Common Stock deposited in the Voting Trust. Such dividends and distributions shall be subject to the same terms, conditions and restrictions as are applicable to the underlying shares of Common Stock, whether such terms, conditions and restrictions are set forth in the Certificate of Incorporation of the Company, the bylaws or the HBI Stockholder Agreement. Such dividends shall be paid and other distributions shall be delivered, without interest, to the holders when and as received by the Trustee, based on the number of shares of Common Stock represented by the outstanding Voting Trust Certificates. In lieu of receiving cash dividends upon the capital stock of the Company and paying the same to the holders of Voting Trust Certificates pursuant to the provisions of this Agreement, the Trustee may instruct the Company in writing to pay such dividends to the holders of the Voting Trust Certificates. Upon receipt of such written instructions, the Company shall pay such dividends directly to the holders of the Voting Trust Certificates. The Trustee may at any time revoke such instructions and by written notice to the Company direct it to make dividend payments to the Trustee. Upon such instructions being given by the Trustee to the Company and until revoked by the Trustees, any liability of the Trustee with respect to such dividends shall cease.

5.                                      Stock Dividends. If the Trustee receives from the Company additional shares of Common Stock, whether in the form of a stock dividend upon the shares held under this Agreement or otherwise (“Additional Stock”), the Trustee shall hold that Additional Stock subject to the terms of this Agreement and shall issue additional Voting Trust Certificates representing the Additional Stock to the appropriate holders of outstanding Voting Trust Certificates with respect to the Additional Stock that was received.

6.                                      Transfer of Certificates. Voting Trust Certificates issued under this Agreement may be transferred from time to time only upon the same terms and conditions, and subject to the same restrictions as are applicable to the underlying shares of Common Stock, whether such terms, conditions and restrictions are set forth in the Certificate of Incorporation of the Company, the bylaws or the HBI Stockholder Agreement. For all purposes of this Agreement, the Trustee shall treat the persons in whose names the Voting Trust Certificates stand on the Voting Trust records as the owners thereof and shall not be affected by any notice to the contrary.

7.                                      Payment of Transfer Taxes and Other Governmental Charges. Upon the deposit of any additional shares hereunder, the issuance or transfer of voting Trust Certificates, or the receipt of any distribution of cash, stock certificates, or other property, the Trustee may require payment to him by the persons making that deposit, requesting that issuance or transfer, or receiving that distribution, of all issuance and transfer taxes, and all other governmental charges incident thereto. In no event shall the Trustee be under any duty to make any payment, except out of cash received by him in his capacity as Trustee under this Agreement.

8.                                      Mutilated, Lost, Stolen, or Destroyed Certificates. If any Voting Trust Certificate issued under this Agreement is mutilated, destroyed, stolen, or lost, the Trustee, in his discretion, may issue a replacement Voting Trust Certificate representing the same number of shares of Common Stock as were represented by the certificate being replaced. The applicant for a replacement Voting Trust Certificate shall furnish to the Trustee evidence to the Trustee’s satisfaction of the mutilation, destruction, theft, or loss of that applicant’s Voting Trust Certificate, together with such indemnity as the Trustee, in his discretion, may require.

9.                                      Power of Trustee to Appoint Agents. At any time and from time to time, the Trustee, in his discretion, may appoint agents to hold the stock certificates evidencing the shares of stock that are deposited hereunder, subject to the order of the Trustee, to execute Voting Trust Certificates on behalf of the Trustee, to act as depositories of funds, to act as transfer agents of the Trustee, to keep suitable transfer books for the Trustee, and otherwise to act on behalf of the Trustee under special instructions. At any time, the Trustee may revoke the authority given to agents under this Section 9.

10.                               Immunity and Indemnification; Waiver of Conflicts.

(a)                                 As holder of the shares deposited under this Agreement, the Trustee assumes no liability as stockholder, his interest hereunder and in the deposited shares being as Trustee only. In voting the shares held hereunder, the Trustee shall exercise his best judgment so that the business and affairs of the Company are properly managed. The Trustee assumes no responsibility with respect to the management of the Company or with respect to any action taken by the directors or officers of the Company.

(b)                                 The Company shall indemnify and hold harmless the Trustee from and against all losses, claims, damages, and liabilities related to, or arising out of or in connection with, service under this Agreement, and shall advance all reasonable expenses (including fees and expenses of counsel), of the Trustee incurred in the connection with investigating, preparing, pursuing, and defending any action, claim, suit, investigation, or proceeding related to, or arising out of or in connection with, that person’s service under this Agreement, whether or not pending or threatened, and whether or not the Trustee is a party thereto; provided however that no Trustee may be indemnified or reimbursed hereunder for any loss, claim, damage, or liability (or expense relating thereto) that is judicially determined to have resulted from that person’s fraud or willful misconduct. The Company may elect to assume the defense of any action, claim, suit, investigation, or proceeding with counsel reasonably satisfactory to the indemnified party.

(c)                                  In addition, no Trustee shall be liable (either directly or indirectly, whether in contract, in tort or otherwise) to the holders of the outstanding Voting Trust Certificates or to the Company for any loss, claim, damage, or liability related to, or arising out of or in connection with, the Trustee’s service under this Agreement, unless the holders’ loss, claim, damage, or liability is judicially determined to have resulted from the Trustee’s fraud or willful misconduct.

(d)                                 A Trustee may exercise powers under this Agreement with respect to matters in which that Trustee may be individually interested as director, stockholder, officer, employee, creditor, partner, member, joint venturer, trustee, agent, custodian, seller, buyer, broker, or otherwise, notwithstanding the possibility that the Trustee directly or indirectly may benefit as a result of the exercise of those powers. A Trustee is authorized to act with respect to such matters the resolution of which in some respects is adverse to the best interests of one or more holders of Voting Trust Certificates, and the action taken in these respects, absent fraud or willful misconduct, shall be as binding and conclusive as though no such relationship or conflict of interest existed.

11.                               Term of Office. The Trustee shall serve a term of fifteen (15) years from the Effective Date. If the Trustee ceases to act prior to the expiration of his term of office, the successor, if any, shall serve the unexpired portion of the term. In the event no successor Trustee is appointed in accordance with the terms of this Agreement within one (1) year following the cessation of the Trustee (or the then serving successor Trustee), the Voting Trust shall terminate in accordance with Section 19. The term of the Voting Trust may be extended beyond a period of fifteen (15) years for up to an additional five (5) years upon the written approval of holders of

Voting Trust Certificates corresponding to in excess of sixty-six percent (66%) of the shares of Common Stock subject to the terms of this Voting Trust.

12.                               Voting Rights and Meetings.

(a)                                 Except as otherwise provided in this Section 12, the Trustee, in his sole discretion, shall exercise all voting rights pertaining to the shares deposited hereunder, either in person or by proxy. The Trustee shall promptly notify all holders of Voting Trust Certificates of all actions taken hereunder.

(b)                                 There shall be only one Trustee. The Trustee may elect himself as a Director of the Company and serve as an officer of the Company.

(c)                                  The Trustee may adopt rules of conduct for meetings of the holders of Voting Trust Certificates to the extent not contrary to the provisions of this Agreement.

(d)                                 The Trustee is hereby authorized and empowered to vote for, approve and consent to, or to abstain from voting upon any plan of merger or consolidation involving the merger of the Company into any corporation, the merger of any corporation into the Company or the consolidation of the Company with any other corporation, notwithstanding the terms and conditions of any such merger or consolidation whether or not the consideration in such merger or consolidation includes voting securities evidences of indebtedness, cash or any combination thereof. Any such vote, approval, disapproval, consent of, acknowledgement of, or any notice to, the holders of Voting Trust Certificates.

(e)                                  The Trustee is hereby authorized and empowered to vote for, approve, disapprove, and consent to, or to abstain from voting upon, any sale of substantially all of the assets of the Company notwithstanding the terms and conditions of any such sale. Any such vote, approval, disapproval, consent or abstention by the Trustee shall not require the vote, approval, disapproval, consent of, acknowledgement of, or any notice to, the holders of Voting Trust Certificates.

(f)                                   The Trustee is hereby authorized and empowered to accept, or to fail to accept, on behalf of the Depositors, any exchange offer for or offer to purchase the Common Stock, notwithstanding the terms of the exchange offer or offer to purchase, and regardless of the nature of the consideration to be paid (which may include voting securities, evidences of indebtedness or any combination thereof). Pursuant to any such exchange offer or offer to purchase, the Trustee is authorized to execute letters of transmittal, stock powers, endorsements and receipts, to endorse checks, and to execute any other documents or instruments necessary or advisable to accept any such exchange offer or offer to purchase. Without limitation on the generality of the foregoing, the Trustee shall have full, exclusive and complete power, right, and authority to sell or transfer all but not less than all of the Common Stock.

13.                               Trustee Succession.

(a)                                 If a terminating event (as defined in Section 13(c) of this Agreement) occurs with respect to a Trustee, then effective as of the date of that terminating event, a Qualified

Appointee (defined in Section 13(b) of this Agreement) shall be selected as successor Trustee by the holders of a majority of the shares of Common Stock represented by Voting Trust Certificates or should they fail to act, then as designated by the Trustee in writing, or if no successor Trustee exists within 6 months following the terminating event, then this Voting Trust shall be dissolved and the holders of a majority of the stock corresponding to Voting Trust Certificates may take such action necessary to cause the shares of stock standing in the name of the Voting Trust to be transferred to the beneficial owners of such shares.

(b)                                 A “Qualified Appointee” means:

(i)                                     Allen C. Drake, an Illinois resident;

(ii)                                  any person that is selected by the beneficial owners of a majority of the holders of Voting Trust Certificates representing a majority of the Common Stock subject to the terms of this Voting Trust.

(c)                                  A “terminating event” means any of the following:

(i)                                     the death of that Trustee,

(ii)                                  the resignation or removal of the Trustee; or

(iii)                               the physical or mental disability of that Trustee as determined by the physician selected by the Company for a period of at least thirty (30) days, which impairs the Trustee’s ability to perform his services.

14.                               Resignation. At any time, a Trustee may resign by delivering his or her written resignation to the Qualified Appointee, or if there is no Qualified Appointee or other trustee of the Voting Trust, then by delivery of such notice to the holders of the Voting Trust Certificates.

15.                               Reimbursement of Expenses; Compensation. The Company shall advance all reasonable expenses incurred by the Trustee in the performance and discharge of the Trustee’s duties under this Agreement, including reasonable attorneys’ fees, and may compensate the Trustee for services rendered in such amounts as may be mutually agreed.

16.                               Subscription Rights. In case any stock or other securities of the Company are offered for subscription to the holders of Common Stock, the Trustee, promptly upon receipt of notice of such offer, shall mail a copy thereof to each of the holders of the Voting Trust Certificates. Upon receipt by the Trustee at least five (5) days prior to the last day fixed by the Company for subscription and payment, of a request from any such registered holder of Voting Trust Certificates to subscribe in his behalf, accompanied with the sum of money required to pay for such stock or securities (not in excess of the amount subject to subscription in respect of the Common Stock represented by the voting trust certificate held by such certificate holder), the Trustee shall make such subscription and payment, and upon receiving from the Company certificates for shares or securities so subscribed for, shall issue to such holder a voting trust certificate in respect thereof if the same be stock having general voting powers (and in such case, such shares or securities shall be Common Stock hereunder), but if the same be securities other than stock having general voting powers, the Trustee shall mail or deliver such securities to the certificate holder in whose behalf the subscription was made, or may instruct the Company to make delivery directly to the certificate holder entitled thereto.

17.                               Reorganization of Company. In case the Company is merged into or consolidated with another Company, or all or substantially all of the assets of the Company are transferred to another Company, then in connection with such transfer, the term “Company” for all purposes of this Agreement shall be taken to include such successor company, and the Trustee shall receive and hold under this Agreement any stock of such successor company received on account of the ownership, as Trustee hereunder, of the stock held hereunder prior to such merger, consolidation, and transfer. Voting Trust Certificates issued and outstanding under this Agreement at the time of such merger, consolidation, or transfer may remain outstanding, or the Trustee may, in his discretion, substitute for such voting Trust Certificates new voting trust certificates in appropriate form, and the terms “stock,” “capital stock” and “Common Stock” as used herein shall be taken to include any stock which may be received by the Trustee in lieu of all or any part of the capital stock of the Company.

18.                               No Disqualifying Interest of. Trustee. The Trustee shall not be deemed to be disqualified from voting for the approval of any merger, consolidation or sale of all of the assets of the Company, accepting any exchange offer, or selling the Common Stock, solely because the trustee may own of record or beneficially, or hold any option or right to acquire, any of the issued and outstanding voting capital stock of any company or bank which is a part to such merger or consolidation, or of any corporation which is the party making such purchase of assets, stock or exchange offer.

19.                               Termination of the Agreement. This Agreement shall continue in full force and effect for a period of fifteen (15) years from the Effective Date and shall be renewed if approved in accordance with the terms of Section 11; provided, however, that if the permissible duration of this Agreement shall be limited to any lesser period by operation of law, this Agreement shall terminate upon the expiration of such lesser permitted period of duration; provided, further, that this Agreement shall not continue for more than twenty-five (25) years from the Effective Date. Upon the termination of this Agreement, the Trustee shall deliver stock certificates for the Common Stock to the holders of outstanding Voting Trust Certificates in exchange for those Voting Trust Certificates, in accordance with the holders’ respective interests.

20.                               Notice. Any notice required or permitted to be given under this Agreement to any person or entity shall be deemed to be given if sent by certified mail (postage prepaid), personal delivery, overnight courier (such as Federal Express or any comparable overnight delivery service), or facsimile to the person’s or entity’s address or facsimile telephone number, as the case may be, last furnished in writing to the custodian of the Voting Trust records, or if not listed on those records, by certified mail (postage prepaid) to the person’s last known address. A copy of such notice shall be filed with the Voting Trust records. The current address of the Trustee is Mr. Fred L. Drake, 401 North Hershey Road, Bloomington, Illinois, 61704. The current address of the Company is Heartland Bancorp, Inc., 401 North Hershey Road, Bloomington, Illinois, 61704.

21.                               Custodian of Voting Trust Records. The Voting Trust records shall be maintained in the custody of a person to be designated from time to time by the Trustee. The initial custodian of the Voting Trust records shall be the Trustee.

22.                               Successors and Assigns. The provisions of this Agreement shall inure to the benefit of and be binding upon the signatories hereto and their respective heirs, executors, administrators, successors, and assigns.

23.                               Agreement Deposited at Registered Office. A counterpart of this Agreement, as amended from time to time, shall be deposited with the Company at its registered office in Delaware. The Agreement may be examined by any holder of a Voting Trust Certificate or by any stockholder of the Company daily during business hours.

24.                               Execution in Counterparts. This Agreement may be executed in sever counterparts, whether by original, photocopy, e-mail in PDF format or facsimile, all of which when taken together shall constitute one valid binding agreement. This Agreement may be signed manually or electronically. Each Party agrees that the electronic signatures of the parties included in this Agreement are intended to authenticate this writing and to have the same force and effect as manual signatures.

25.                               Identification. Whenever the plural number is used in this Agreement and when required by the context, the same shall include the singular (and vice versa), and each of the masculine, feminine, and neuter genders shall include all other genders.

26.                               Governing Law. This Agreement and all actions hereunder shall be governed by and interpreted in accordance with the laws of the State of Delaware, except that the Trustee may, by written instrument filed with the trust records, change the situs and governing law of this Agreement to that of another state, except that any such change in governing law shall only take effect to the extent it does not directly result in any significant change in the interests of beneficiaries or the discretionary duties of any fiduciary (but the Trustee who makes such a change in good faith shall not be liable to any party in interest for expenses, loss or damage caused by this exception or any dispute arising therefrom.

27.                               Severability. If any particular provision of this Agreement is adjudicated to be invalid or unenforceable, such provision shall be deemed deleted and the remainder of this Agreement, nevertheless, shall remain unaffected and fully enforceable. Further, to the extent any provision herewith is deemed unenforceable by virtue of its scope but may be made enforceable by limitation thereof, the parties hereto agree the same shall, nevertheless, be enforceable to the fullest extent permissible.

28.                               Assumption by Successors. It is expressly agreed that any person, firm, association, trust or corporation which shall acquire any interest in any Voting Trust Certificate (or the Common Stock represented thereby) in an arm’s length transaction and for value or by reason of any transfer or successorship permitted under the HBI Stockholder Agreement or this Agreement (and including the transferee of a “bankrupt stockholder” for the purposes hereof), shall succeed to all of the rights of (except as otherwise herein provided), and shall be bound by all of the obligations of and restrictions upon, a holder of a Voting Trust Certificate under this Agreement.

Contemporaneously with any such transfer or succession, the transferee or successor shall expressly assume, in writing, all of the obligations of a holder of a Voting Trust Certificate under this Agreement and shall execute and deliver to the Trustee a counterpart of this Agreement.

29.                               Amendment and Waiver. This Agreement may be amended, modified or supplemented, and compliance with any provision hereof may be waived, only with the written consent of the holders of at least two-thirds (2/3) of the outstanding shares of the voting Common Stock represented by Voting Trust Certificates. Any such amendment, modification or supplement may include, contemplate or address, but shall not be limited to, the addition of the capital stock of other companies or changes in the Trustee, any successor Trustee or the term of the Voting Trust and this Agreement.

30.                               Interpretation. The headings of the sections contained in this Agreement are solely for the purpose of reference, are not part of the agreement of the parties and shall not affect the meaning or interpretation of this Agreement.

31.                               Voting Trust Certificate Legends. All certificates evidencing shares of the Common Stock held in the Voting Trust shall bear the following legends:

“THE SECURITIES EVIDENCED BY THIS CERTIFICATE ARE SUBJECT TO CERTAIN RIGHTS AND TO CERTAIN OBLIGATIONS AND RESTRICTIONS SET FORTH IN THE VOTING TRUST AGREEMENT DATED AS OF MAY 4, 2016 (AS SUCH AGREEMENT MAY BE AMENDED, RESTATED OR OTHERWISE MODIFIED FROM TIME TO TIME), A COPY OF WHICH AGREEMENTS MAY BE OBTAINED FROM THE COMPANY OR THE TRUSTEE WITHOUT CHARGE. THE STOCKHOLDER AGREEMENT, WHICH INCLUDES RESTRICTIONS WITH RESPECT TO TRANSFER AND PURCHASE OF THE SECURITIES REPRESENTED BY THIS CERTIFICATE, ALSO PROVIDES THAT, UPON THE TRANSFER OF THE SECURITIES EVIDENCED BY THIS CERTIFICATE, CERTAIN OF THESE RIGHTS, OBLIGATIONS AND RESTRICTIONS WILL CONTINUE TO BE BINDING ON THE TRANSFEREE. SIMILARLY, VOTING TRUST AGREEMENT PROVIDES THAT, UPON THE TRANSFER OF THE SECURITIES EVIDENCED BY THIS CERTIFICATE, CERTAIN OF THE RIGHTS, OBLIGATIONS AND RESTRICTIONS SET FORTH IN SUCH AGREEMENT WILL CONTINUE TO BE BINDING ON THE TRANSFEREE. THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “ACT”), OR THE SECURITIES LAWS OF ANY STATE. THEY MAY NOT BE SOLD. OFFERED FOR SALE, PLEDGED, HYPOTHECATED, OR OTHERWISE TRANSFERRED IN THE ABSENCE OF REGISTRATION OR EXEMPTION UNDER THE ACT AND OTHER APPLICABLE LAWS AND REGULATIONS GOVERNING THE OFFER AND SALE OF THE SECURITIES AND, IN THE CASE OF EXEMPTION, THE COMPANY AND THE TRUSTEE RECEIVE A SATISFACTORY OPINION OF COUNSEL AS TO THE AVAILABILITY OF ANY SUCH EXEMPTIONS AND THAT REGISTRATION IS NOT REQUIRED. THE COMPANY WILL FURNISH

WITHOUT CHARGE TO EACH STOCKHOLDER WHO SO REQUESTS THE POWERS, DESIGNATIONS, REFERENCES AND RELATIVE, PARTICIPATING, OPTIONAL OR OTHER SPECIAL RIGHTS OF EACH CLASS OF STOCK OR SERIES THEREOF AND THE QUALIFICATIONS, LIMITATIONS OR RESTRICTIONS OF SUCH PREFERENCES AND/OR RIGHTS. WITHOUT LIMITATION OF THE FOREGOING, THE TRANSFER AND OWNERSHIP OF COMMON STOCK AND SERIES A COMMON STOCK ARE SUBJECT TO NUMEROUS RESTRICTIONS AS SET FORTH IN THE COMPANY’S CERTIFICATE OF INCORPORATION (AS AMENDED, RESTATED OR OTHERWISE MODIFIED FROM TIME TO TIME)”

[THE REMAINDER OF THIS PAGE IS INTENTIONALLY LEFT BLANK]

IN WITNESS WHEREOF, each Depositor, the Trustee and the Company have hereunto set their respective hands and seals as of the day and year first above written. Each undersigned Depositor agrees to all of the terms of this Agreement and agrees to be bound by all the provisions thereof. The undersigned further constitutes and appoints the Trustee the true and lawful attorneys-in-fact of the undersigned to make, execute, acknowledge and file any documents as provided in the the HBI Stockholder Agreement and this Agreement, which document the undersigned hereby joins in and hereby authorizes these signature pages to be attached thereto.

DEPOSITOR:

By:
Name:
Title:

TRUSTEE:

Fred L. Drake

COMPANY:

HEARTLAND BANCORP, INC.,
a Delaware corporation

By:
Name:	Fred L. Drake
Title:	Chairman and CEO

SIGNATURE PAGE

HBI VOTING TRUST AGREEMENT

Exhibit A
List of Depositors

[Omitted]

EXHIBIT B

FORM OF VOTING TRUST CERTIFICATE

Certificate Number:

THIS INSTRUMENT CERTIFIES THAT [     ] has deposited [    ] shares of the Common Stock of HEARTLAND BANCORP, INC., a Delaware corporation (the “Company”), with the undersigned Trustee under and subject to the terms and conditions of the Voting Trust Agreement dated as of May 4, 2016 (the “Agreement”), among: (i) the Depositors described in the Agreement, and (ii) Fred L. Drake (including any successor trustee, the “Trustee”), a counterpart of which Agreement is on deposit with the Company at its registered office in the State of Delaware.

The registered holder of this certificate (“Certificate”) shall be entitled to receive all cash dividends and other distributions (other than distributions of capital stock) of the Company that are received by the Trustees with respect to the shares represented by this Certificate. Such dividends and distributions shall be subject to the same terms, conditions and restrictions as are applicable to the underlying shares of Common Stock, whether such terms, conditions and restrictions are set forth in the Certificate of Incorporation of the Company, the bylaws or that certain Restated Stockholder Agreement (“HBI Stockholder Agreement”), dated as of December 28, 2006, by and among the Company and the signatories thereto.

This Certificate, and the shares of stock represented hereby, may be transferred from time to time only upon the same terms and conditions, and subject to the same restrictions as are applicable to the underlying shares of Common Stock, whether such terms, conditions and restrictions are set forth in the Certificate of Incorporation of the Company, the bylaws or the HBI Stockholder Agreement. Subject to the foregoing, this Certificate, and the shares of stock represented hereby, is transferable om the books of the Trustees only by surrender of this Certificate, properly endorsed for trouper, to the Trustees by the registered holder, either in person or by duly authorized attorney. Until so transferred, the Trustees may treat the registered holder as the owner of this Certificate for all purposes.

The Agreement is hereby incorporated in and made a part of this Certificate. The holder of this Certificate, by accepting this Certificate, becomes a party to the Agreement, and is entitled to the benefits thereof and subject to the restrictions thereof with the same effect as if he or she had executed and delivered the same.

IN WITNESS WHEREOF, the undersigned Trustees have hereunto affixed their hands and seals this [     ] day of [     ], 20[     ].

Trustee

B-1

ASSIGNMENT OF VOTING TRUST CERTIFICATE

FOR VALUE RECEIVED, I, [     ], the undersigned, do hereby sell, assign, and transfer the attached Certificate, and all rights and interests represented thereby, to the following person or persons:

1.

2.

3.

4.

I hereby irrevocably constitute and appoint the foregoing assignee or assignees as my attorney or attorneys, with full power of substitution in the premises, to transfer that Certificate on the books of the Voting Trust identified therein.

Dated:
Assignor

B-2